EXHIBIT 99.3
                 Certification of Acting Chief Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-QSB of First Central Bancshares, Inc. I, Ralph Micalizzi, acting Chief Financial Officer of First Central Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of First Central Bancshares, Inc.

                                       /s/ Ralph Micalizzi
Date:  November 12, 2002               -----------------------------------------
                                       Ralph Micalizzi
                                       Vice President, Cashier and
                                       Controller, First Central Bank
                                       (Acting Chief Financial Officer)